UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2023

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CHURCHILL CAPITAL CORP V
(Exact name of registrant as specified in its charter)

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Delaware	001-39806	85-1023777
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Fifth Avenue, 12th Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 380-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fourth of one warrant	CCV.U	New York Stock Exchange

Shares of Class A common stock	CCV	New York Stock Exchange

Warrants	CCV WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 7, 2023, Churchill Sponsor V LLC (the “Sponsor”) agreed to make monthly deposits directly to the trust account (the “Trust Account”) of Churchill Capital Corp V (the “Company”) in the amount of $250,000 (each deposit, a “Contribution”) following the approval and implementation of the Extension Amendment Proposal (as defined below) on the terms described below. Such Contributions will be made pursuant to a non-interest bearing, unsecured promissory note (the “Promissory Note”) issued by the Company to the Sponsor.

At the special meeting of the Company to be held at 10:00 a.m., Eastern Time, on March 14, 2023 (the “Special Meeting”), the Company’s stockholders will be asked to vote on a proposal to amend the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to extend the date by which the Company must consummate an initial business combination (the “Business Combination”) from March 18, 2023 to December 18, 2023 (the “Extension”, and such proposal, the “Extension Amendment Proposal”).

If the Extension Amendment Proposal is approved, such Contributions will be paid monthly beginning on March 17, 2023 and thereafter on the eighteenth day of each month (or if such eighteenth day is not a business day, on the business day immediately preceding such eighteenth day) until the earliest to occur of (i) the consummation of the Business Combination, (ii) November 17, 2023 and (iii) if a Business Combination is not consummated, the date of liquidation of the Trust Account, as determined in the sole discretion of the Company’s board of directors. The Promissory Note will mature on the earlier of (1) the date the Company consummates a Business Combination and (2) the date that the winding up of the Company is effective (such date, the “Maturity Date”). The Promissory Note will not bear any interest, and will be repayable by the Company to the Sponsor upon the Maturity Date. The Maturity Date may be accelerated upon the occurrence of an “Event of Default” (as defined in the Promissory Note). Any outstanding principal under the Promissory Note may be prepaid at any time by the Company, at its election and without penalty.

The foregoing description of the Promissory Note does not purport to be complete and is qualified in its entirety by the terms and conditions of the Promissory Note, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The funds in the Trust Account are currently held in an interest bearing demand deposit account. The interest rate on such deposit account is currently 4.45% per annum, but such deposit account carries a variable rate, and the Company cannot assure investors that such rate will not decrease or increase significantly.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference into this Item 2.03 to the extent required herein.

Item 8.01	Other Events.

The information disclosed under Item 1.01 of this Current Report is incorporated by reference into this Item 8.01 to the extent required herein.

As previously disclosed, the Company has called the Special Meeting at which stockholders will be asked to vote on the following proposals: (1) the Extension Amendment Proposal; (2) to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or if the Company determines that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

On March 7, 2023, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report and incorporated herein by reference, announcing entry into the Promissory Note, the Contributions and identifying Sustainable Living Innovations, Inc. (“SLI”) as the party with which the Company has entered into a letter of intent, as previously announced on December 16, 2022. No assurances can be made that the Company will successfully negotiate and enter into a definitive agreement with SLI for a Business Combination, or that the proposed transaction will be consummated on the terms or timeframe currently contemplated, or at all.

In addition, the Company has agreed that, to mitigate the current uncertainty surrounding the implementation of the Inflation Reduction Act of 2022, funds held in the Trust Account, including any interest thereon, will not be used to pay for any excise tax liabilities with respect to any future redemptions of the Company’s Class A common stock, par value $0.0001 per share (the “Class A common stock”), prior to or in connection with the Extension, a Business Combination or the liquidation of the Company. The foregoing is without prejudice as to how other special purpose acquisition entities affiliated with the Company may determine to pay for any excise tax liabilities applicable to those other entities.

Additional Information and Where to Find It

On February 21, 2023, the Company filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for the Special Meeting which further describes the Extension Amendment Proposal.

Forward-Looking Statements

This Current Report includes, and oral statements made from time to time by representatives of the Company may include, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has based these forward-looking statements on its current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about the Company that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “will,” “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” “goal,” “target,” “outlook,” “allow,” “intend” or the negative of such terms or other similar expressions. Such statements include, but are not limited to, possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this Current Report. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in the Company’s other SEC filings. Forward-looking statements in this Current Report may include, for example, statements about the Company’s ability to enter into a definitive agreement with SLI or complete a Business Combination; the anticipated benefits of the Business Combination; the Special Meeting; SLI’s ability to manufacture building panels and construct buildings; the benefits of SLI’s building system; the interest rate earned on the Trust Account funds held in the demand deposit account; Contributions by the Sponsor; and any excise tax that may be imposed under the Inflation Reduction Act of 2022 in connection with redemptions of the Class A common stock.

The forward-looking statements contained in this Current Report are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the section titled “Risk Factors” in the Proxy Statement and in the Company’s most recent Annual Report on Form 10-K and in its subsequent Quarterly Reports on Form 10-Q. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

No Offer or Solicitation

This Current Report is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities or the solicitation of any vote in any jurisdiction pursuant to the Proxy Statement or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except in accordance with the provisions of the Securities Act. If a definitive agreement with SLI regarding a Business Combination is entered into, the Company will provide a separate proxy statement and/or prospectus to stockholders in connection with a separate additional special meeting of stockholders regarding a Business Combination. You are not being asked to make a voting or investment decision regarding a Business Combination at this time.

Participants in the Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders, in favor of the approval of the Extension Amendment Proposal and the Adjournment Proposal. For information regarding the Company’s directors and executive officers, please see the Company’s Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q and the other documents filed (or to be filed) by the Company from time to time with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed to be participants may be obtained by reading the Proxy Statement and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained at the SEC’s website located at www.sec.gov or by directing a written request to Churchill Capital Corp V, 640 Fifth Avenue, 12th Floor, New York, NY 10019. If a definitive agreement with SLI regarding a Business Combination is entered into, the Company will provide a separate proxy statement and/or prospectus to stockholders in connection with a separate additional special meeting of stockholders regarding a Business Combination. You are not being asked to make a voting or investment decision regarding a Business Combination at this time.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Title
10.1	Promissory Note, dated as of March 7, 2023, by and between Churchill Capital Corp V and Churchill Sponsor V LLC.
99.1	Press Release, dated March 7, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Churchill Capital Corp V

Date: March 7, 2023	By:	/s/ Jay Taragin
		Name:	Jay Taragin
		Title:	Chief Financial Officer